UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           _____________________

                                  FORM 8-K
                           _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-32143



                       Date of Report:  March 31, 2005



                           INCODE TECHNOLOGIES CORP.
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           (Exact name of registrant as specified in its charter)


           Nevada                                     33-0895699
  --------------------------------------------------------------------------
  (State of other jurisdiction of                  (IRS Employer
   incorporation or organization                    Identification No.)


    111 Howard Boulevard, Suite 108, Mt. Arlington New Jersey       07856
    -----------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)


                                (973) 398-8183
             ---------------------------------------------------
             (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement

On March 31, 2005 Incode terminated its consulting agreements with:

	a. Cyrus Capital, LLC. This agreement had required Incode to pay $150,000 in cash or stock for services. The sole member of Cyrus
Capital is the brother of the Chairman of Incode.

	b. Sonata Capital Partners, LLC. This agreement had required Incode to pay $150,000 in cash or stock for services.

On March 31, 2005 Incode also amended its consulting agreements with Candent
Corporation and Serenity Capital, LLC.   The amendments eliminated the rights
of the consultants to obtain price protection with respect to common shares issued to the consultants pursuant to the agreements. The President of Candent Corporation is the spouse of the Chairman of Incode. The sole member of Serenity Capital, LLC is the father of the Chairman of Incode.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INCODE TECHNOLOGIES CORP.
Dated:  April 14, 2005
                                        By:  /s/ Kevin Kreisler
                                        -----------------------------
                                        Kevin Kreisler, Chairman